                                                                   EXHIBIT 10.34



June 8, 2001


Mr. Steven J. Lee
112 Farm Road
Sherborn, MA   01770

                    Re:  Amendment of Employment Agreement

Dear Steve,

This letter agreement serves to amend the Amended Executive Employment Agreement dated as of April 2, 2001, by and between you and PolyMedica Corporation. (the "Company").

      Term of Employment. The Employment Period, as defined in Section 2 of the Amended Executive Employment Agreement, is extended to February 28, 2003.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                                Very truly yours,


                                                /s/ Arthur A. Siciliano
                                                -----------------------------
                                                Arthur A. Siciliano
                                                President

ACCEPTED AND AGREED TO:



/s/ Steven J. Lee
-----------------------
Steven J. Lee